UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 13, 2023

Sky Harbour Group Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39648	85-2732947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 Tower Road, Suite 205 Westchester County Airport White Plains, NY	10604
(Address of principal executive offices)	(Zip Code)

(212) 554-5990
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SKYH	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SKYH WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

BDL Ground Lease

On December 13, 2023, Sky Harbour Group Corporation (the “Company”), through a wholly-owned subsidiary of the Company, entered into a ground lease agreement (the “BDL Lease”) at Bradley International Airport (“BDL”) with the Connecticut Airport Authority (“CAA”). The BDL Lease covers a parcel containing approximately 8 acres of land at BDL. The initial term of the BDL Lease will be 30 years from the earlier of the date of completion of construction or June 30, 2026, with lease payments commencing contemporaneously with the term. The BDL Lease contains options exercisable by the Company to extend the BDL Lease an additional 20 years following the expiration of the initial term. The BDL Lease contains customary milestones by which the Company must submit site design plans and financing plans. Under the terms of the BDL Lease, the Company is required to make minimum capital improvements of $30 million and commence construction no later than October 15, 2025.

BDL is owned and operated by the CAA and is located in Windsor Locks, CT, situated in between Hartford, CT and Springfield, MA.

POU Ground Lease

On December 13, 2023, the Company, through a wholly-owned subsidiary of the Company, entered into a ground lease agreement at Hudson Valley Regional Airport (“POU”) with the County of Dutchess, New York (the “POU Lease”). The POU Lease covers two parcels containing approximately 7 acres of land at POU. The initial term of the POU Lease will be 15 years from the of completion of construction, with lease payments commencing upon the earlier of completion of construction or December 2025. The POU Lease contains language permitting the Company to extend the POU Lease an additional 25 years at any point following the execution of the POU Lease, subject to Dutchess County legislative approval. The Company intends to seek the 25-year extension in the first half of 2024. The POU Lease contains a customary due diligence period in which the Company holds the right to terminate the POU Lease within 270 days of its execution, as well as customary deadlines by which the Company must submit site design plans and commence construction.

POU is owned by the County of Dutchess, NY, and is located in the town of Wappinger, NY.

Item 7.01. Regulation FD Disclosure.

On December 18, 2023, the Company issued a press release (the “Press Release”) which announced its execution of the BDL Lease and the POU Lease. The Press Release also included an update with respect to certain of the Company's construction activities, including updated estimates of construction costs and timelines. A copy of the Press Release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The furnishing of the Press Release is not an admission as to the materiality of any information therein. The information contained in the Press Release is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the Press Release shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in any such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the occurrence and timing of the POU Lease extension. These statements are based on current expectations on the date of this Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.  Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and its other filings with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release dated December 18, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2023

SKY HARBOUR GROUP CORPORATION

By:	/s/ Tal Keinan
Name:	Tal Keinan
Title:	Chief Executive Officer